                                                                    Exhibit 10.6

                                  EXHIBIT 6.1

                          Consulting Contract Between
                        Great Bear Investments Inc. and
                                Curtis L. Mearns

                              CONSULTING CONTRACT

THIS AGREEMENT MADE AND DATED FOR REFERENCE THE 1ST DAY OF JUNE, 1999.

BETWEEN:

            GREAT BEAR INVESTMENTS, INC.
            c/o Suite M2, 601 West Broadway
            Vancouver, British Columbia CANADA
            V5Z 4C2

            (hereinafter referred to as the "Company")

                                                               OF THE FIRST PART

AND:

            CURTIS L. MEARNS
            c/o P.O. Box 5045
            Vancouver, British Columbia CANADA
            V6B 4A9

            (hereinafter referred to as the "Consultant")

                                                              OF THE SECOND PART

WHEREAS the Company was organized under the corporate laws of the State of Nevada and intends to provide gaming and other services through the medium of the Internet;

AND WHEREAS the Consultant is in the business of technology transfers and strategic and business planning;

AND WHEREAS the Company desires to retain the services of Consultant and the Consultant desires to provide the said services to the Company on the terms and conditions contained in this Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants and agreements contained herein the Parties covenant and agree, each with the other as follows:

                                   ARTICLE I
                           THE CONSULTANT'S COVENANTS

The Consultant Covenants and agrees:

1.01 To provide such directives and guidance for technology transfers and strategic and business planning and perform such duties and exercise such powers as are reasonably required of, assigned to and vested in it by the Company from time to time during the ten hereof, including but not limited to, arranging for the Company to obtain proprietary turn-key software and strategic e-commerce solutions to allow the Company to provide an Internet virtual casino entertainment complex to earn revenue from licensing fees, earnings participation and owned and operated web sites.

                                   ARTICLE II
                            THE COMPANY'S COVENANTS

The Company covenants and agrees as follows:

2.01 In consideration of Consultant's undertaking and the performance of the obligations contained herein the Company shall issue to the Consultant 70,000 shares in the capital stock of the Company, which said shares may be restricted according to the laws of the State of Nevada.

2.01 The Consultant shall be reimbursed for all out-of-pocket expenses incurred by it in the execution of its duties to the Company.

                                  ARTICLE III
                  PROPERTY OF THE COMPANY AND CONFIDENTIALITY

The Parties covenant and agree as follows:

3.01 That the Consultant shall not deal with nor use in any manner whatsoever any of the assets of the Company for its own use or for the use of others or for any other purposes whatsoever not permitted by the terms and conditions herein.

3.02 That all records, reports, material, and information incidental to or touching any and all aspects of the business of the Company including, but not limited to the identity of any and all persons employed by the Company at any time and the identity of any and all customers and clients of the Company at any time, acquired by or communicated to the Consultant, directly or indirectly, during the term hereof, whether pursuant or incidental hereto, shall be held in confidence by the Consultant and shall not disclose at any time in any manner whatsoever, directly or indirectly, to any person such records, reports, material, and information. The covenant and agreement contained in this Section shall survive the termination hereof and any assignment hereof by the Company.

                                   ARTICLE IV
                                      TERM

4.01 This Agreement shall commence on June 1, 1999 and shall continue thereafter for a period of Two (2) years, subject to Section 4.02 hereof.

4.02 The term of this Agreement may be extended or renewed upon such terms and conditions as may be mutually agreed to by the Parties.

                                   ARTICLE V
                                   AMENDMENT

5.01 The Parties covenant and agree that in the event that they shall mutually agree to add to or delete from or modify any or all of the covenants and agreements of either or both of them hereunder, and such mutual agreement is evidenced in writing and executed with the same formality as this Agreement, then this Agreement shall continue as so amended without further act of the Parties.

                                   ARTICLE VI
                               GENERAL PROVISIONS

6.01 This Agreement and all appendices and Schedules attached hereto and forming part hereof and all amendments hereto and thereto constitute the entire agreement between the Parties and supersedes and cancels all previous agreements and understandings in any way relating to the subject matter hereof between the Parties. The Parties agree that there are no agreements, representations, warranties or conditions collateral hereto.

6 02 The division of this Agreement into Articles and Sections and the insertion of headings herein are for the convenience of reference only and shall not affect the interpretation and construction hereof.

6.03 In this Agreement, where the context permits or requires words importing the masculine gender shall include the feminine and neuter gender, and words importing the plural shall include the singular, and vice versa.

6.04 This Agreement shall be interpreted and construed in accordance with, and shall be governed by, the laws of the Province of British Columbia.

6.05 All notices, requests, demands or other communications by the terms hereof required or permitted to be given by one Party to the other shall be given in writing by registered mail, postage prepared, addressed to such other Party or delivered to such other Party:

            (i)   in the case of the Company at:

                        c/o Suite M2, 601 West Broadway
                        Vancouver, British Columbia CANADA
                        V5Z 4C2

            (ii)  in the case of the Consultant at:

                        c/o P.O. Box 5045
                        Vancouver, British Columbia CANADA
                        V6B 4A9

and if sent by registered mail shall be deemed to have been received on the third business day following the posting of same.

IN WITNESS WHEREOF the Parties have hereunto affixed their corporate seals attested to by the hands of their duly authorized signing officers set as at the day and year first above written.

THE COMMON SEAL of GREAT                  )
BEAR INVESTMENTS, INC. was                )
hereunto affixed in the presence of       )
                                          )
                                          )
/s/ Alan D. William                       )               (C/S)
----------------------------------------- )
Authorized Signatory                      )
                                          )
                                          )
/s/ Tanis Cornwall                        )
----------------------------------------- )
Authorized Signatory                      )

SIGNED, SEALED AND DELIVERED         )
by CURTIS L. MEARNS in the presence  )
of:                                  )
                                     )
                                     )
/s/ R B Lulich                       )
-----------------------------------  )
Witness (Signature)                  )
                                     )          /s/ CURTIS L. MEARNS
                                     )          --------------------------------
R B Lulich                           )          CURTIS L. MEARNS
-----------------------------------  )
Name (Print)                         )
                                     )
14846 Roper Ave.                     )
-----------------------------------  )
Address                              )
                                     )
White Rock B.C.                      )
V4B 2E2 Canada.                      )
-----------------------------------  )
Occupation                           )
Business Man.